UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 7, 2013

COMMAND CENTER, INC.
(Exact name of registrant as specified in its charter)

Washington	000-53088	91-2079472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 N. Schreiber Way	Coeur d’Alene, Idaho	83815
Address of principal executive offices		Zip Code

Registrant’s telephone number, including area code:	208-773-7450

(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 7, 2013, the Company’s shareholders approved four proposals at the Annual Meeting. Of the 59,611,242 shares of the Company’s Common Stock outstanding as of the record date of September 6, 2013, 44,329,506 shares were represented at the Annual Meeting (the “Annual Meeting”). The Company's stockholders voted on the five proposals listed below, which proposals are described in detail in the Company's definitive proxy statement for the Annual Meeting.

A description of each matter voted upon at the Annual Meeting is described in detail in the Proxy Statement. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

At the 2013 Annual Meeting of Shareholders, the shareholders of the Company: (1) elected each of the five director nominees set forth below to serve one-year terms, expiring at the 2014 Annual Meeting of Shareholders; (2) ratified the appointment of PMB Helin Donovan as independent auditors; (3) approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers; and (4) approved, on a non-binding advisory basis, the frequency of holding future advisory votes on executive compensation, e.g. 1, 2, or 3 year cycles.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s Transfer Agent reported the final vote of the shareholders as follows:

Proposal 1: Annual Election of Directors

The voting results for the annual election of directors are as follows:

Name of Candidate
	For	Abstain	Broker Non-Votes
Frederick J. Sandford	31,763,211	10,705,817	*
John Schneller	23,500,881	18,968,147	*
JD Smith	32,024,617	10,444,411	*
John Stewart	39,849,323	2,619,705	*
Jeff Wilson	32,950,741	9,518,287	*

Proposal 2: Ratification of PMB Helin Donovan as Independent Registered Public Accounting Firm

The Company’s shareholders ratified the Audit Committee’s appointment of PMB Helin Donovan as the Company’s independent registered public accounting firm for the fiscal year ended December 27, 2013. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
35,851,222	8,260,640	217,644	*

Proposal 3: Advisory Vote on Executive Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
25,134,678	16,641,914	677,260	*

Proposal 4: Advisory Vote on Frequency of Advisory Votes on Executive Compensation

The Company’s shareholders approved, on an advisory basis, the frequency of one year for holding future advisory votes on executive compensation of the Company’s Named Executive Officers. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
Yearly Cycle	For	BrokerNon-Votes
1 year	41,500,609	*
2 year	163,000	*
3 year	224,454	*
Abstain	-	*

No other items were presented for shareholder approval at the Annual Meeting.

*The Company is awaiting final totals on broker non-votes from its transfer agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.

November 12, 2013	/s/ Ronald L Junck
Executive Vice President, General Counsel and Secretary